Cash, Cash Equivalents and Restricted Cash	12 Months Ended
Dec. 31, 2018
Cash, Cash Equivalents and Restricted Cash
Cash, Cash Equivalents and Restricted Cash

3. Cash, Cash Equivalents and Restricted Cash

Cash, cash equivalents and restricted cash consisted of the following (in thousands):

	As of	As of	As of
	December 31, 2018	December 31, 2017	December 31, 2016
Cash and cash equivalents	$77,275	$66,895	$73,717
Restricted cash	—	2,812	2,812
Total	$77,275	$69,707	$76,529

The Company was required to maintain cash of $2.8 million as of December 31, 2017 and December 31, 2016 in retention bank accounts as a collateral for the upcoming scheduled debt payments of its KEXIM-ABN Amro credit facility, which were recorded under current assets in the Company’s Consolidated Balance Sheets. This credit facility was fully repaid in July 2018.